Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2205

EAFE Select 20 Portfolio 2022-2

Global 45 Dividend Strategy Portfolio 2022-2

Supplement to the Prospectus

In connection with the merger of BHP Group Ltd.’s (“BHP”) oil and gas portfolio with Woodside Energy Group Ltd. (formerly Woodside Petroleum Ltd.) (“Woodside”), BHP shareholders, which includes your Portfolio, will receive as a dividend distribution one Woodside share for every 5.5340 BHP shares held as of the record date of May 26, 2022. The ex-dividend date for the BHP shares is May 25, 2022, with the payment date of the dividend to be June 1, 2022. Your Portfolio will continue to hold and buy shares of each of BHP and Woodside.

Supplement Dated: May 25, 2022